U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 15, 2013

ANDAIN, INC.

(Exact Name of Company as Specified in Its Charter)

Nevada	0-51216	20-2066406
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

400 South Beverly Drive, Suite 312, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (310) 286-1777

________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On June 30, 2013, the Company reissued a total of 5,440,000 (2,720,000 each) to the two directors of the Company, Sam Elimelech and Gai Mar-Chaim for their services to the Company. These shares were values at a total of $193,120 on the date of the grant.

On November 4, 2013, the Company entered into a Regulation S Stock Purchase Agreement with 1568934 Ontario Limited, an Ontario limited partnership (“Purchaser”) (see Exhibit 10). Under this agreement, the Purchaser purchased from the Company 8,500,000 restricted shares of common stock at $0.007 per share for a total consideration of $60,000. The Purchaser is an affiliate of the Company.

In connection with this agreement, within thirty days of closing the Company will issue shares of common stock at par value for all previously warrants granted to the Purchaser in the total amount of 12,981,818 restricted shares of common stock, for the total consideration of $12,981 to be paid no later than February 4, 2014.

With respect to these sales of unregistered securities, the Company relied on the exemptive provisions of Regulation S under the Securities Act of 1933, as amended (“Securities Act”). At all times relevant the securities were offered subject to the following terms and conditions:

•	The purchaser is not a U.S. Person, as defined under Rule 902 of Regulation S.
•	At the time of the origination of contact concerning the agreement and the date of the execution and delivery of the agreement, the purchaser was outside of the United States.
•	The purchaser will not, during the period commencing on the date of issuance of the shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.
•	The purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.
•	The purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the shares, including without limitation, any put, call or other option transaction, option writing or equity swap.
•	Neither the purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Persons with respect to the shares and the purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.
•	The transactions contemplated have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.
•	Neither the purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the shares. The purchaser agrees not to cause any advertisement of the shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only incompliance with any local applicable securities laws.
•	Each certificate representing the shares is endorsed with a restrictive legend restricting their disposition.
•	The purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the shares.
•	All sales under this offering were made through the directors of the Company.

No commissions were paid in connection with any of the sales.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 15, 2013, the Company accepted the resignation of Yarel + Partners, the independent registered public accounting firm who was previously engaged as the principal accountant to audit the Company’s financial statements. The decision to accept this resignation was approved by the Company’s Board of Directors.

Yarel + Partners audited the Company’s financial statements for the year ended December 31, 2012, and for the period of inception (July 23, 2004) through December 31, 2012. In addition, Yarel + Partners reviewed the Company’s interim financial statements for the three months ended March 31, 2013, and, at the request of the Company, re-reviewed the Company’s interim financial statements for the three and nine months ended September 30, 2012. This firm’s report on the financial statements for the year ended December 31, 2012, and for the period of inception (July 23, 2004) through December 31, 2012, was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant’s report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2012, and the subsequent period preceding such resignation, there were no disagreements with Yarel + Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no “reportable events” as described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K that occurred during the year ended December 31, 2012, and the subsequent period preceding such resignation.

The Company has not yet appointed a new independent registered public accounting firm as the principal accountant to audit the Company’s financial statements.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On November 30, 2013, Gai Ma-Chaim, the Company’s Secretary/Treasurer and principal financial officer resigned those positions. He remains as a director of the Company. As of that date, Sam Elimelech assumed those positions for the Company.

ITEM 8.01 OTHER EVENTS.

In the Company’s Form 10-Q filed on August 19, 2013, the Company disclosed the following:

“Effective on August 5, 2013, the Company appointed Fahn Kanne & Co. Grant Thornton (Israel), the Israeli member firm of Grant Thornton International Ltd., as the Company’s new independent registered public accounting firm to audit the Company’s financial statements.”

The correct wording should have been the following:

“Effective on August 5, 2013, the Company hired Fahn Kanne & Co. Grant Thornton (Israel), the Israeli member firm of Grant Thornton International Ltd., to review the interim financial statements of the Company for the periods ended on June 30, 2013.”

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Andain, Inc.

Dated:	December 29, 2013	By:	/s/ Sam Shlomo Elimelech
Sam Shlomo Elimelech, President

EXHIBIT INDEX

Number Description

10	Regulation S Stock Purchase Agreement between the Company and 1568934 Ontario Limited, dated November 4, 2013 (not including Schedule 1.4 (Proceeds), Schedule 2.4 (Litigation), Schedule 2.7 (Filings), and Schedule 2.10 (Capitalization) (filed herewith).
16	Letter on Change in Certifying Accountant, dated December 5, 2013 (filed herewith).

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